BILL OF SALE

        THIS BILL OF SALE (“Bill of Sale”) is executed as of October 20, 2004, by DELPHI AUTOMOTIVE SYSTEMS LLC, a Delaware limited liability company (“Delphi”) in favor of EnerDel, Inc., a Delaware Corporation (“EnerDel”) in favor of transactions contemplated by the Formation, Subscription and Shareholders’ Agreement of EnerDel, Inc. dated as of October 20, 2004 (the “Agreement”) by and among Delphi, Ener1 Inc. and EnerDel.

        INTENDING TO BE LEGALLY BOUND, and for good and valuable consideration, sufficiency and receipt of which are hereby acknowledged, subject to Exhibit 2.2 of the Agreement, Delphi hereby transfers, assigns, conveys and delivers the assets described on Schedule A hereto unto EnerDel.

        IN WITNESS WHEREOF, Delphi has caused this Bill of Sale to be executed and delivered to EnerDel as of the date first above written.

DELPHI AUTOMOTIVE SYSTEMS LLC By:_________________________________ John G. Blahnik, Vice President Treasury, Mergers, Acquisitions & New Markets

SCHEDULE A TO BILL OF SALE

    1.        Delphi’s rights in Lithium battery related “Additional Improvements” (as that term is used in the Sublease between Delphi and EnerDel dated as of the date hereof) that are: (i) located at Delphi’s Indianapolis, Indiana lithium operations; (ii) used exclusively or primarily by Delphi’s lithium battery operations; and (iii) allocated to EnerDel in accordance with the terms of the Sublease, as previously disclosed to EnerDel.

2.     The following machinery and equipment:

Delphi Lithium Asset Listing (as of 3/31/04)

Project	Tag	Description
4390	DRG1107115	DRYING STATION/EXTRACT
4390	DRG1107116	DRYING STATION/EXTRACT
4390	DRG1107117	DRYING STATION/EXTRACT
4390	DRG1107118	DRYING STATION/EXTRACT
4390	DRG1107183	FINAL SEAL STATION
4390	DRG1107185	BICELL STACK & ULTRASO
4390	DRG1107109	FORMATION - ELECTRONIC
4390	DRG1107110	FORMATION - ELECTRONIC
4390	DRG1107111	FORMATION - ELECTRONIC
4390	DRG1107186	ACTIVATION & FIRST SEA
4390	DRG1107187	ELECTRODE & BI CELL LA
4390	DRG1107188	DRY ROOM
4390	DRG1107189	STACK INSERT & ULTRASO
4390	DRG1107220	CHILLER UNIT
4390	DRG1107119	65C BAKE OVEN - LITHIU
4390	DRG1107107	LITHIUM POLYMER BATTER
4390	DRG1107108	LITHIUM POLYMER BATTER
4390	DRG1107112	FORMATION - RACK ASSEM
4390	DRG1107113	FORMATION - RACK ASSEM
4390	DRG1107114	FORMATION - RACK ASSEM
4390 Total
6348	DRG1107218	CIRCUIT BOARD FUNCTION
6348	DRG1107229	LEAK TESTER FOR CELL T
6348	DRG660116	LEAK TESTER FOR CELL T
6348	DRG660109	ACCELERATING RATE CALO
6348	DRG1107231	PROTOTYPE BATTERY SIMU
6348	DRG1107252	MOISTURE ANALYZER
6348 Total
6372	DRG1107156	LITHIUM BATTERY PACK A
6372	DRG1107157	LITHIUM BATTERY PACK A
6372	DRG1107158	LITHIUM BATTERY PACK A
6372	DRG1107159	LITHIUM BATTERY PACK A
6372	DRG1107160	LITHIUM BATTERY PACK A
6372	DRG1107230	LITHIUM BATTERY PACK A
6372	DRG1107237	LITHIUM BATTERY PACK A
6372 Total
200	DRG111585D	COMPAQ DESKPRO
200 Total
876	DGQ605585	LIPO ABUSE CHAMBER & INSTALLATION
876	DGQ605586	LIPO TEST EQUIPMENT
876 Total
1000	DRG111593D	TEMPERATURE CONTROLLER
1000	DRG111809D	WORK POSITIONER TRUCK
1000 Total
1179	DGQ605614	LITHIUM POLYMER BI CELL ASSEMBLY
1179 Total
1714	DGQ014116	LITHUIM POLYMER UPGRADE
1714 Total
2000	DRG111586D	COMPAQ DESKPRO
2000	DRG111616D	COMPAQ DESKPRO
2000	DRG111848D	COMPAQ DESKPRO
2000	DRG111849D	COMPAQ DESKPRO
2000	DRG111850D	COMPAQ DESKPRO
2000	DRG112153D	COMPAQ LTE ELITE COMPUTER
2000 Total
5727	DGQ605514	DRY ROOM FOR LITHIUM POLYMER BATTERY DEVELOPMENT
5727 Total
6348	DRG1107209	CELL CYCLER 5OF9
6348	DRG1107210	CELL CYCLER 6OF9
6348	DRG1107211	CELL CYCLER 7OF9
6348	DRG1107212	CELL CYCLER 8OF9
6348	DRG1107213	CELL CYCLER9OF9
6348	DRG1107208	CELL CYCLER 4OF9
6348	DRG1107181	MT-30 BATTERY CYCLER 1 OF 2
6348	DRG1107182	MT-30 BATTERY CYCLER 2 OF 2
6348	DRG1107190	TEST CHAMBER FOR CELL TESTING 1 OF 15
6348	DRG1107191	TEST CHAMBER FOR CELL TESTING 2 OF 15
6348	DRG1107192	TEST CHAMBER FOR CELL TESTING 3 OF 15
6348	DRG1107193	TEST CHAMBER FOR CELL TESTING 4 OF 15
6348	DRG1107201	TEST CHAMBER FOR CELL TESTING 12 OF 15
6348	DRG1107202	TEST CHAMBER FOR CELL TESTING 13 OF 15
6348	DRG1107203	TEST CHAMBER FOR CELL TESTING 14 OF 15
6348	DRG1107204	TEST CHAMBER FOR CELL TESTING 15 OF 15
6348	DRG1107205	CELL CYCLER 1OF9 DEV. TEST FOR BATTCELL
6348	DRG1107206	CELL CYCLER 2OF9 DEVE. TEST FOR BATT CELL
6348	DRG1107207	CELL CYCLER 3OF9
6348	DRG1107194	TEST CHAMBER FOR CELL TESTING 5 OF 15
6348	DRG1107195	TEST CHAMBER FOR CELL TESTING 6 OF 15
6348	DRG1107196	TEST CHAMBER FOR CELL TESTING 7 OF 15
6348	DRG1107197	TEST CHAMBER FOR CELL TESTING 8 OF 15
6348	DRG1107198	TEST CHAMBER FOR CELL TESTING 9 OF 15
6348	DRG1107199	TEST CHAMBER FOR CELL TESTING 10 OF 15
6348	DRG1107200	TEST CHAMBER FOR CELL TESTING 11 OF 15
6348	DRG1107222	ALTITUDE CHAMBER
6348	DRG1107223	VIDEO MICROSCOPE SYSTEM
6348	DRG1107224	VIDEO COMPRESSION SYSTEM
6348	DRG1107225	PACK CYCLER INTERFACE COMPUTER
6348	DRG1107226	PORTABLE BACKUP SYSTEM
6348	DRG1107227	DATA COLLECTION SYSTEM
6348	DRG1107229	LEAK TESTER FOR CELL TESTING
6348	DRG1107219	AUTOSAMPLER VAPORIZER
6348	DRG1107214	3 CHANNEL BATTERY CYCLER 1OF8
6348	DRG1107215	3 CHANNEL BATTERY CYCLER 2OF8
6348	DRG1107216	3 CHANNEL BATTERY CYCLER 3OF8
6348	DRG1107217	3 CHANNEL BATTERY CYCLER 4OF8
6348 Total
6655	DRG105736D	X RAY MACHINE
6655 Total
9906	DRG113421	TEST EQUIPMENT
9906	DRG113422	ARCOTRONICS ASSEMBLY
9906 Total